Exhibit 10.17(t)
AMENDMENT No. 20 TO PURCHASE AGREEMENT DCT-025/2003
This Amendment No. 20 to Purchase Agreement DCT-025/2003, dated as of October 24, 2013 (“Amendment 20”) relates to the Purchase Agreement DCT-025/2003 between Embraer S.A. (formerly known as Embraer - Empresa Brasileira de Aeronáutica S.A.) (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Purchase Agreement”). This Amendment 20 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.
All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 20 and the Purchase Agreement, this Amendment 20 shall control.

WHEREAS, Buyer and Embraer have agreed to change the Contractual Delivery Month of certain Aircraft.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. DELIVERY
1.1 The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:

Aircraft	Delivery	Aircraft	Delivery	Aircraft	Delivery	Aircraft	Delivery
#	Month**	#	Month**	#	Month**	#	Month**
1	[***]/05	23	[***]/06	45	[***]/10	67	[***]/20
2	[***]/05	24	[***]/07	46	[***]/10	68	[***]/20
3	[***]/05	25	[***]/07	47	[***]/10	69	[***]/20
4	[***]/05	26	[***]/07	48	[***]/10	70	[***]/20
5	[***]/05	27	[***]/07	49	[***]/11	71	[***]/20
6	[***]/05	28	[***]/07	50	[***]/11	72	[***]/20
7	[***]/05	29	[***]/07	51	[***]/11	73	[***]/20
8	[***]/05	30	[***]/07	52	[***]/11	74	[***]/20
9	[***]/06	31	[***]/08	53	[***]/11	75	[***]/21
10	[***]/06	32	[***]/08	54	[***]/12	76	[***]/21
11	[***]/06	33	[***]/08	55	[***]/12	77	[***]/21
12	[***]/06	34	[***]/08	56	[***]/12	78	[***]/21
13	[***]/06	35	[***]/08	57	[***]/12	79	[***]/21
14	[***]/06	36	[***]/08	58	[***]/13	80	[***]/21
15	[***]/06	37	[***]/09	59	[***]/13	81	[***]/21
16	[***]/06	38	[***]/09	60	[***]/13	82	[***]/22
17	[***]/06	39	[***]/09	61	[***]/13	83	[***]/22
18	[***]/06	40(*)	[***]/09	62	[***]/13	84	[***]/22
19	[***]/06	41(*)	[***]/09	63	[***]/13	85	[***]/22
_______________________
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
Amendment No. 20 to Purchase Agreement DCT-025/2003    Page 1 of 2
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Exhibit 10.17(t)
AMENDMENT No. 20 TO PURCHASE AGREEMENT DCT-025/2003

20	[***]/06	42	[***]/09	64	[***]/13	86	[***]/22
21	[***]/06	43	[***]/09	65	[***]/20	87	[***]/22
22	[***]/06	44(*)	[***]/09	66	[***]/20	88	[***]/22

(*) [***]

(**) Scheduled Delivery Months shall be deemed to be the Contractual Delivery Dates as defined in Article 1.10 of this Agreement.

All other terms and conditions of the Purchase Agreement which are not specifically amended by this Amendment 20, shall remain in full force and effect without any change.
IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 20 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.                     JetBlue Airways Corporation

By    : /s/ José Antonio A. Filippo_            By    :/s/_Mark D. Powers ______
Name    : José Antonio A. Filippo_            Name    : Mark D. Powers ______
Title    :Executive Vice President & CEO__        Title    : Chief Financial Officer______

By    : /s/José Luis D’Avila Molina___
Name    : José Luis D’Avila Molina_____
Title    : Vice President, Contracts
Commercial Aviation

Date: October 25th , 2013__________        Date:10/24/13___________________
Place: S.J. Campos, Brazil        _        Place: Long Island City, NY________

Witness: /s/_Fernando Bueno    _        Witness:/s/_Gavin Sweitzer__ ______
Name    :Fernando Bueno    _______        Name    : Gavin Sweitzer____________

___________________________
[***]     Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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